Exhibit 32
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of First Community Bancshares, Inc. (the “Company”) on Form 10-Q/A for the period ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, to the officers’ best knowledge and belief, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002:
     (a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated this 16th day of August, 2010.

First Community Bancshares, Inc.
/s/ John M. Mendez
John M. Mendez
Chief Executive Officer

/s/ David D. Brown
David D. Brown
Chief Financial Officer